UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of a New Director

On June 15, 2022, the Board of Directors of CVB Financial Corp. (the “Company”) appointed Ms. Kimberly Sheehy as a Board Member, effective as of the same date. Ms. Sheehy was also named a Director of Citizens Business Bank (the “Bank”), the wholly-owned banking subsidiary of the Company. Ms. Sheehy will serve as Chair of the Audit Committee, and as a member of the Nominating and Corporate Governance Committee and the Compensation Committee, of the Company. In addition, Ms. Sheehy will serve on the Risk Management Committee, the Balance Sheet Management Committee and the Trust Services Committee of the Bank.

Ms. Sheehy will be paid a $70,000 annual directors’ fee, plus a $20,000 annual fee for her service as Chair of the Company’s Audit Committee. Ms. Sheehy received her initial grant of 2,961 shares of restricted stock of the Company in her capacity as a director of the Company on June 15, 2022. The value of this grant was pro-rated to account for the fact that Ms. Sheehy will be serving as a director for approximately ten of the twelve months since the Company’s continuing outside directors received their annual restricted stock grants at a pre-established value of $85,000 on March 23, 2022. There are no transactions or agreements between Ms. Sheehy and the Company or the Bank required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Sheehy’s appointment, the Company and the Bank have each expanded the memberships of their respective Boards of Directors from eight to nine directors, which in each case is within the ranges set forth in the Company’s and the Bank’s respective By-laws.

The press release announcing Ms. Sheehy’s appointment is attached as Exhibit No. 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Copy of the Press Release dated June 15, 2022, announcing appointment of Kimberly Sheehy as a director of CVBF and CBB, effective as of June 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: June 16, 2022	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer

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